Harbor Small Cap Growth Fund Summary Prospectus – March 1, 2015	Institutional Class HASGX Administrative Class HRSGX Investor Class HISGX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborfunds.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an e-mail request to funddocuments@harborfunds.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2015, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Administrative Class	Investor Class
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.25%
Other Expenses[1]	0.09%	0.09%	0.21%
Total Annual Fund Operating Expenses[1]	0.84%	1.09%	1.21%
[1]	Restated to reflect current fees.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Institutional	$86	$268	$466	$1,037
Administrative	$111	$347	$601	$1,329
Investor	$123	$384	$665	$1,466

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund’s portfolio turnover rate in the most recent fiscal year was 76%.

Principal Investment Strategy

Principal Style Characteristics: Small cap growth stocks demonstrating consistent or accelerating earnings growth

The Fund invests primarily in equity securities, principally common and preferred stocks, of small cap companies. We define small cap companies as those with market capitalizations that fall within the range of the Russell 2000® Growth Index, provided that if the upper end of the capitalization range of that Index falls below $2.5 billion, we will continue to define those companies with market capitalizations between the upper end of the range of the Index and $2.5 billion as small cap companies. As of December 31, 2014, the range of the Index was $31 million to $7.3 billion, but it is expected to change frequently.

The Subadviser uses a bottom-up approach by first identifying companies that meet the Subadviser’s strict fundamental criteria and then performing a qualitative review on each identified company to select companies for inclusion in the Fund’s portfolio. This means that the Subadviser’s individual stock selections primarily determine the Fund’s sector weightings. The Subadviser’s research also may include initial personal interviews and continuing contacts with company management.

In selecting stocks for the Fund’s portfolio, the Subadviser looks for companies that it believes possess the following characteristics:

•	Accelerating earnings growth

•	Strong balance sheet

•	Attractive valuation as measured by price/earnings to growth ratio

In addition, the Subadviser prefers companies that it believes possess the following qualitative characteristics:

•	Superior company management

•	Significant insider ownership

•	Unique market position and broad market opportunities

•	Solid financial controls and accounting

Under normal market conditions, the Fund expects to invest in approximately 75 to 85 companies with at least 80% of its net assets, plus borrowings for investment purposes, in a diversified portfolio of small cap equity securities.

Principal Risks

There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other possible investments. Principal risks include:

Market and issuer risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political or regulatory developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Additionally, an adverse event, such as an unfavorable earnings report, may depress the value of a particular issuer’s stock.

Summary Prospectus

HARBOR SMALL CAP GROWTH FUND

Growth style risk: Over time, a growth oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.

Selection risk: The Subadviser’s judgment about the attractiveness, value and potential appreciation of a particular security may be incorrect.

Small cap risk: The Fund’s performance may be more volatile because it invests primarily in small cap stocks. Smaller companies may have limited product lines, markets and financial resources. They are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small cap stocks may fall out of favor relative to mid or large cap stocks, which may cause the Fund to underperform other equity funds that focus on mid or large cap stocks.

Performance

The following bar chart and table show two aspects of the Fund: volatility and performance. The bar chart shows the volatility — or variability — of the Fund’s annual total returns over time, and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks and potential rewards of investing in the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborfunds.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares

The Fund’s best and worst calendar quarters during this time period were:

	Total Return	Quarter/Year
Best Quarter	19.58%	2nd/2009
Worst Quarter	-26.85%	4th/2008

Average Annual Total Returns — As of December 31, 2014

	One Year	Five Years	Ten Years	Life of Class
Institutional Class (inception date 11-01-2000)
Before Taxes	8.28%	16.89%	9.26%	8.86%
After Taxes on Distributions	4.04%	14.57%	7.63%	N/A
After Taxes on Distributions and Sale of Fund Shares	7.21%	13.42%	7.42%	N/A
Administrative Class (inception date 11-01-2002)
Before Taxes	8.02%	16.62%	9.00%	11.47%
Investor Class (inception date 11-01-2002)
Before Taxes	7.89%	16.45%	8.84%	11.30%
Comparative Index (Life of Class return from 11-01-2000) (reflects no deduction for fees, expenses or taxes)
Russell 2000® Growth	5.60%	16.80%	8.54%	5.44%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax exempt shareholders or shareholders who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Institutional Class shares only. After-tax returns for the Administrative and Investor Class shares will vary.

Portfolio Management

Investment Adviser

Harbor Capital Advisors, Inc.

Subadviser

Westfield Capital Management Company, L.P. has subadvised the Fund since its inception in 2000.

Portfolio Managers

William Muggia Westfield Capital Management Company, L.P.

Mr. Muggia is the President, Chief Investment Officer, Chief Executive Officer, Portfolio Manager and a Managing Partner of Westfield and has been a manager of the Fund since its inception in 2000.

Summary Prospectus

HARBOR SMALL CAP GROWTH FUND

Ethan Meyers, CFA Westfield Capital Management Company, L.P.

Mr. Meyers is a Portfolio Manager and Managing Partner of Westfield and has co-managed the Fund since its inception in 2000.

John Montgomery Westfield Capital Management Company, L.P.

Mr. Montgomery is Managing Partner, Portfolio Strategist and Chief Operating Officer of Westfield and has co-managed the Fund since 2011.

Bruce Jacobs, CFA Westfield Capital Management Company, L.P.

Mr. Jacobs is a Portfolio Manager and Managing Partner of Westfield and has co-managed the Fund since 2011.

Hamlen Thompson Westfield Capital Management Company, L.P.

Mr. Thompson is a Portfolio Manager and Managing Partner of Westfield and has co-managed the Fund since 2011.

Buying and Selling Fund Shares

Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). Purchase and redemption orders are processed at the net asset value next calculated after an order is received in good order by the Fund. You may conduct transactions by mail, by telephone or through our website.

By Mail	Harbor Services Group, Inc. P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
Visiting Our Website	www.harborfunds.com

Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.

The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.

Type of Account	Institutional Class	Administrative Class*	Investor Class
Regular	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$50,000	N/A	$2,500
*	Limited only to eligible retirement plans and financial intermediaries. There is no minimum investment for qualified retirement plans and Section 457 plans.

Tax Information

The Fund expects to distribute any net investment income and any net realized capital gains annually in December. The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through an IRA, 401(k) or other tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

Harbor Funds.

Summary
Prospectus
March 1, 2015

Harbor Small Cap Growth Fund

Institutional Class	Administrative Class	Investor Class
HASGX	HRSGX	HISGX

FD.P.10.SCG.0315

Harbor Funds.
111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302